SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 11, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           BERGEN BRUNSWIG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            NEW JERSEY                 1-5110                22-1444512
         (STATE OR OTHER            (COMMISSION            (IRS EMPLOYER
         JURISDICTION OF           FILE NUMBER)         IDENTIFICATION NO.)
         INCORPORATION)

                4000 METROPOLITAN DRIVE, ORANGE, CALIFORNIA 92868
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (714) 385-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  Other Events

          On January 11, 1999, Bergen Brunswig Corporation ("Bergen") and PharMerica, Inc. ("PharMerica") announced that they have entered into an Agreement and Plan of Merger, dated as of January 11, 1999 (the "Merger Agreement"), pursuant to which Peacock Merger Corporation, a newly formed wholly owned subsidiary of Bergen, will be merged with and into PharMerica, and PharMerica will become a wholly owned subsidiary of Bergen (the "Merger"). Under the terms of the Merger Agreement, upon consummation of the Merger, shareholders of PharMerica will receive 0.275 of a share of Bergen Class A Common Stock for each share of PharMerica Common Stock they hold. The Merger is intended to be tax-free and will be treated as a purchase for financial reporting purposes. Consummation of the transaction is subject to the satisfaction of certain conditions, including approvals by the shareholders of Bergen and PharMerica and receipt of certain regulatory approvals.

          The Merger Agreement also provides that in the event the Merger is terminated pursuant to certain of the circumstances specified under Article VII thereof, PharMerica may be obligated to pay to Bergen a termination fee of $38 million. In addition to such payment, in certain circumstances set forth in such Article, PharMerica may become obligated to reimburse Bergen up to $6 million for costs and expenses incurred in connection with the transaction. In such event, certain amendments to the existing supply agreement between Bergen and PharMerica also would be made.

          Pursuant to a purchase agreement, dated as of November 8, 1998, among Bergen, Counsel Corporation and certain other entities (including Stadtlander Drug co., Inc.), Bergen will have the right to vote 7,819,315 shares of PharMerica Common Stock in connection with the Merger. Such shares represent 8.7% of the shares of PharMerica Common Stock outstanding as of December 31,1998.

          The  Merger   Agreement  is  filed  as  Exhibit  99.1  hereto  and  is
incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to such Exhibit.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

           (c)   Exhibits.

           The following exhibit is filed as part of this report:

99.1 Agreement and Plan of Merger, dated as of January 11, 1999, by and among Bergen Brunswig Corporation, Peacock Merger Corporation and PharMerica, Inc. is set forth as Exhibit 2.2 to Amendment No. 1 to Schedule 13D filed by Bergen Brunswig Corporation, January 13, 1999, filed with respect to PharMerica, Inc., and is hereby incorporated by this reference.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BERGEN BRUNSWIG CORPORATION


Dated:    January 13, 1999                 By: /s/ Milan A. Sawdei
                                               _________________________
                                               Milan A. Sawdei
                                               Executive Vice President,
                                               Chief Legal Officer and Secretary

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                              DESCRIPTION

99.1 Agreement and Plan of Merger, dated as of January 11, 1999, by and among Bergen Brunswig Corporation, Peacock Merger Corporation and PharMerica, Inc. is set forth as
                         Exhibit 2.2 to Amendment No. 1 to Schedule 13D filed by Bergen Brunswig Corporation, January 13, 1999, filed with respect to PharMerica, Inc., and is hereby incorporated by this reference.